EX-32


CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. 1350



In connection with the accompanying Quarterly Report on Form 10-QSB of Surety Holdings Corp. and Subsidiaries for the quarter ended March 31, 2004, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

       (1) such Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) the information contained in such Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of Surety Holdings Corp. and Subsidiaries.

May 14, 2004

                                      By:   /s/ Howard R. Knapp
                                      -------------------------
                                      Howard R. Knapp
                                      President and Chief Executive Officer

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350


In connection with the accompanying Quarterly Report on Form 10-QSB of Surety Holdings Corp. and Subsidiaries for the quarter ended March 31, 2004, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

       (3) such Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (4) the information contained in such Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of Surety Holdings Corp. and Subsidiaries.

                                      By:   /s/ Linda O'Donnell
                                      -------------------------
                                      Linda O'Donnell
                                      Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Surety Holdings Corp. and will be retained by Surety Holdings Corp. and furnished to the Securities and Exchange Commission or its staff upon request.